UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2011

AG Mortgage Investment Trust, Inc.

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor

New York, New York 10167

(212) 692-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.

Appointment of General Counsel

On September 21, 2011, AG Mortgage Investment Trust, Inc. (the “Company”) announced the appointment of Allan N. Krinsman to the position of General Counsel and Assistant Secretary, effective September 16, 2011.

Mr. Krinsman, age 58, joins the Company from Freddie Mac, where he was Associate General Counsel-Mortgage Law. Prior to his two years at Freddie Mac, Mr. Krinsman was in private practice with the law firms of Stroock & Stroock & Lavan, Morgan, Lewis & Bockius, and Brown & Wood, where he was a partner specializing in securities law and mortgage finance. He received his J.D. from the George Washington University, a masters degree from Harvard University and a bachelors degree from Cornell University.

A copy of the press release issued by the Company in connection with this Item 8.01 is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 21, 2011, issued by AG Mortgage Investment Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2011	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ Jonathan Lieberman
Name: Jonathan Lieberman
Title: Chief Investment Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 21, 2011, issued by AG Mortgage Investment Trust, Inc.